January 2007 JPMorgan High Yield Conference Exhibit 99.1

1 1
Regulatory statements
Regulatory statements
Cautionary statements regarding forward looking statements
This presentation includes forward-looking statements within the meaning of section 27A of the
Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These
statements are based on certain assumptions and analyses made by the Company in light of its experience, on general economic and business conditions and expected future developments, many of which are beyond the control of the Company. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. Important factors that could cause actual results to differ materially from those made in or implied by the forward-looking statements herein include, among others, the Company’s ability to develop and replace reserves, the volatility of oil and natural gas prices, uncertainty of the Company’s liquidity, results of hedging transactions, uncertainties about estimates of reserves, the Company’s ability to successfully integrate acquired operations into the Company’s existing operations, drilling activity being less successful than expected, production variances from expectations, the availability of transportation facilities and other equipment, competition for properties, equipment, data and labor, changes in government regulation, risks associated with oil and gas drilling and production and other factors as described in the Offering Memorandum in conjunction with the Senior Notes being offered. Forward-looking statements are not guarantees of future performance and the Company's actual results, financial condition, liquidity and the development of its industry may differ materially from those indicated in or implied by such forward-looking statements. The Company’s forward-looking statements speak only as of the date of such statements and the Company undertakes no obligations to update such statements.

2 2
Management attendees
Management attendees
Mark Fischer, Chief Executive Officer
Mark Fischer, Chief Executive Officer
Co-founded Chaparral in 1988
Co-founded Chaparral in 1988
Prior experience with Exxon, TXO & Slawson
Prior experience with Exxon, TXO & Slawson
34 years of experience in oil & gas sector
34 years of experience in oil & gas sector
42% owner of Chaparral
42% owner of Chaparral
Joe Evans, Chief Financial Officer
Joe Evans, Chief Financial Officer
Joined Chaparral in 2005 as CFO
Joined Chaparral in 2005 as CFO
Former audit partner in Deloitte & Touche’s
Former audit partner in Deloitte & Touche’s
energy practice
energy practice
27 years of experience in oil & gas sector
27 years of experience in oil & gas sector

3 3 Agenda Agenda Company overview Strategy and project overview Financials

4 4
Company highlights
Company highlights
Independent E&P company, engaged in
the production, acquisition and
development of oil & gas properties
Core areas are the Mid-Continent and
Permian Basin regions
Third largest oil producer in Oklahoma
Operating Highlights:
Sept 2005 - $158 million CEI Bristol
acquisition (115 Bcfe proved reserves)
Oct 2006 - $500 million Calumet Oil
acquisition (410 Bcfe proved reserves)
Financial Highlights:
Nov 2005 - $325 million bond placement
Sept 2006 - $102 million private equity
issuance (Chesapeake Energy)
Jan 2007 - $325 million bond placement
Company overview
1 Based on pro forma reserves as of 12/31/05
2 Pro forma for Calumet, based on the year ended 12/31/05
3 Annualized nine months ended 9/30/06, pro forma for Calumet and 2007 note offering
Operational summary1
Dec. 2005PF
Total proved reserves
1.0 Tcfe
% Proved developed
63%
% Crude oil
57%
SEC pretax PV-10 ($61.04/bbl, $10.08/mcf)
$2,139mm
R/P ratio
24.7 years
Avg. daily production2
111 Mmcfe
Financial summary ($MM, except ratios)
9/30/06 PF
3
Avg. wellhead price ($/mcfe)
$8.54
Oil and gas sales (prehedge)
$352.0
Adjusted EBITDA
$188.1
Revolving credit facility
$292.8
Senior notes, issued December 2005 325.0
Senior notes, issued January 2007 325.0
Other long term debt 14.4
Total debt $957.2
Total debt / Adjusted EBITDA 5.1x
Total debt
/ Boe¹
$5.74
Total debt / PD boe
1
$9.07

Wilcox Trend
Miocene Trend
Frio Trend
Salt Dome Basin

Chaparral

5 5
Operational overview
Operational overview
Core area
Growth area
Acreage
Field offices
Headquarters
Gulf Coast
Reserves:  30.9 Bcfe, 3% of total
Production: 3.0 Mmcfed, 3% of total
Ouachita
Uplift
Midland
Basin
Delaware
Basin
Val Verde
Basin
Williston
Basin
Powder
River
Basin
Greater
Green
River
Basin
San
Juan
Basin
Anadarko
Basin
Arkoma
Basin
Fort
Worth
Basin
Sabine
Uplift
Note: As of December 31, 2005, pro forma for the
Calumet and CEI Bristol acquisitions
North Texas
Reserves:  17.4 Bcfe, 2% of total
Production: 2.5 Mmcfed, 2% of total
Rocky Mountains
Reserves:  15.7 Bcfe, 2% of total
Production: 2.5 Mmcfed, 2% of total
Ark-La-Tex
Reserves:  33.6 Bcfe, 3% of total
Production: 8.3 Mmcfed, 8% of total
Oklahoma City
Company Total
2005 year-end proved reserves – 1.0 Tcfe
2005 average daily production – 111 Mmcfe
Mid-Continent
Reserves: 792.8 Bcfe, 79% of total
Production: 85.1 Mmcfed, 77% of total
Permian Basin
Reserves:  109.7 Bcfe, 11% of total
Production: 9.3 Mmcfed, 8% of total

6 6
Key investment considerations
Key investment considerations
Long-lived reserves with stable and predictable production profiles
Long-lived reserves with stable and predictable production profiles
Reserves are 57% oil and 84% operated with 90% located in the Mid-
Reserves are 57% oil and 84% operated with 90% located in the Mid-
Continent and Permian Basin
Continent and Permian Basin
Strong track record of replacing reserves at low cost through
Strong track record of replacing reserves at low cost through acquisitions of mature properties and creating significant value acquisitions of mature properties and creating significant value through
through
enhancement
enhancement
Low risk drilling inventory with 793 proved locations and 2,897 other
Low risk drilling inventory with 793 proved locations and 2,897 other drilling locations (November 2006) excluding Calumet
drilling locations (November 2006) excluding Calumet
Substantial upside potential with polymer and CO
Substantial upside potential with polymer and CO
2 2
enhanced oil
enhanced oil
recovery projects
recovery projects
Current hedge position reduces risk associated with price volatility
Current hedge position reduces risk associated with price volatility
Generated profits in 17 of 18 years of existence
Generated profits in 17 of 18 years of existence
Experienced management and operational team averaging over 25
Experienced management and operational team averaging over 25 years of experience each
years of experience each

7 7
618
435
304
249
0
100
200
300
400
500
600
700
800
900
1,000
1,100
2002 2003 2004 2005 2005 PF¹
Strong record of reserve and production growth
Strong record of reserve and production growth
Year-end reserves (Bcfe)
1
Pro forma for Calumet acquisition
25
19
15
13
0
5
10
15
20
25
30
35
40
45
2002 2003 2004 2005 2006E PF¹
Annual production (Bcfe)
Acquisition growth:  14%
Organic growth: 12%
1,000
42
24%
76%
38%
62%
Chaparral Calumet
Acquisition growth: 23%
Organic growth: 12%
2002-2005 CAGR = 35%
2002-2005 CAGR = 26%

8 8
822%
794%
468%
610%
%
100%
200%
300%
400%
500%
600%
700%
800%
900%
2002 2003 2004 2005
Impressive reserve replacement at attractive costs
Impressive reserve replacement at attractive costs
Reserve replacement ratio (%)
Reserve replacement greater than 300% for 9 of the past 11 years; average
Reserve replacement greater than 300% for 9 of the past 11 years; average of 582% per year
of 582% per year
3-year fully developed FD&A cost of $1.82/Mcfe
3-year fully developed FD&A cost of $1.82/Mcfe
$1.21
$1.82
$1.75
$2.28
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
2004 2005
Chaparral Industry¹
3-year fully developed FD&A cost ($/Mcfe)
Source: John S. Herold
1
Median of 25 domestic E&P companies

9 9 Agenda Agenda Executive summary Strategy and project overview Financials

10 10
Chaparral’s operating strategy
Chaparral’s operating strategy
Acquire mature properties and leasehold positions
Acquire mature properties and leasehold positions
Enhance
Enhance
production
production
through
through
recompletions
recompletions
and
and
workovers
workovers
Increase reserves and production through drilling of low-risk
Increase reserves and production through drilling of low-risk inventory
inventory
Expand drilling focus to include shorter R/P areas (Gulf Coast,
Expand drilling focus to include shorter R/P areas (Gulf Coast, etc.) to increase near-term earnings and balance long-lived
etc.) to increase near-term earnings and balance long-lived
reserves
reserves
Expand
Expand
CO
CO
2 2
pipeline
pipeline
infrastructure
infrastructure
and
and
develop
develop
51
51
fields
fields
for
for
CO
CO
2 2
tertiary recovery
tertiary recovery
Hedge production to stabilize cash flow
Hedge production to stabilize cash flow

11 11
Oil and gas capital expenditures
Oil and gas capital expenditures
O&G capital expenditures ($MM)
Component 2006E 2007 budget 2007 budget

Percent of
Drilling $130 $132 63%
Enhancements 30 30 14%
Minor Acquisitions 29 30 14%
EOR projects
14 20 9%
Subtotal $203 $212 100%
Significant acquisitions 500 0 0%
Total $703 $212 100%
Continued focus on drilling
2007 drilling and EOR budget by area
Note: Excludes potential ethanol plant investment ($30 million) and service company acquisition ($25 million)
Mid-Continent
59%
Ark-La-Tx
3%
Permian Basin
19%
Rocky Mountains
4%
North Texas
7%
Gulf Coast
8%

12 12
Acquisition strategy
Acquisition strategy
Acquisitions are a key part of
Chaparral’s operating strategy
67% of reserves added 2003 -
2005 were through acquisitions
Continue to pursue acquisitions in
the $1 million to $20 million range
Minor acquisitions represent 14%
of planned 2007 oil and gas capex
Selectively pursue larger strategic
acquisitions
Mature properties in the second half of
their life
Medium-to-long remaining life
Operational control
Enhancement or PUD drilling potential
Properties with CO
2
tertiary recovery
potential
Acquisition investment criteria:
20% IRR
2:1 ROI
4 - 5 year payout
Desired characteristics Acquisition philosophy

13 13
Calumet acquisition overview
Calumet acquisition overview
On October 31, 2006, Chaparral acquired Calumet Oil
Company for $500 million
Highlights (reserve data as of 9/30/06):
410 Bcfe of proved reserves,  233 Bcfe (57%)
PDP,  397 Bcfe (97%) oil
92% of proved reserves in operated properties
September production - 28 mmcfed (89% oil)
Transaction benefits:
Increased proved reserves by 62% to 1.0 Tcfe
Increased proved oil reserves from 33% to 57%
Stable long-lived reserves at attractive
acquisition cost of $1.22/mcfe
Significant development and EOR upside
Increased production by 33%
Expanded presence in Mid-continent
Potential service company acquisition for $25
million
Chaparral gas:
414 Bcfe
42%
Chaparral oil:
203 Bcfe
20%
Calumet oil:
368 Bcfe
37%
Calumet gas:
14 Bcfe
1%
YE 2005 pro forma proved reserves
Total: 1.0 Tcfe

14 14
Enhancement projects
Enhancement projects
Typical enhancement projects Project inventory at 12/31/05
Install coiled tubing
Repair casing leaks
Install pumping units
Install plunger lift
Recompletions
Install compression
693 identified projects
471 developed projects
$17.6 million cost
$486.9 million
incremental cash flow
27.7x ROI
>100% IRR
Numerous enhancement opportunities on existing properties
Enhancement projects represent 14% of planned 2007 capex

15 15
Low-risk drilling inventory
Low-risk drilling inventory
Drilling as a percentage of capex
Drilling as a percentage of capex
has increased from 22% in 2000
has increased from 22% in 2000
(excluding significant acquisitions) to 63% in 2007E
(excluding significant acquisitions) to 63% in 2007E
Lower risk infill or step-out wells (99% success rate in 2006)
Lower risk infill or step-out wells (99% success rate in 2006)
Inventory of 793 gross well locations in proved reserves with a net cost
Inventory of 793 gross well locations in proved reserves with a net cost of $242 million (December 2005, excludes Calumet)
of $242 million (December 2005, excludes Calumet)
Inventory of 2,897 additional gross well locations with a net cost of
Inventory of 2,897 additional gross well locations with a net cost of
$1,720 million (November 2006, excludes Calumet)
$1,720 million (November 2006, excludes Calumet)
14-year inventory of drilling locations at 2007 planned drilling rate of
14-year inventory of drilling locations at 2007 planned drilling rate of
117 operated wells and 153 wells operated by others
117 operated wells and 153 wells operated by others

16 16
Significant low-risk drilling inventory
Significant low-risk drilling inventory
1 Proved locations are as of December 2005; other locations are as of
November 2006
Inventory is before Calumet acquisition
Drilling capital:  Major plays $68 mm (45%),  Other $84 mm (55%)
Mid-Continent
Other
$67
Rockies
$6
North Texas
$11
Permian
Haley Area
$17
Permian
Tunstill Field
$12
Gulf Coast
$16
Mid-Continent
Cleveland Sand
$14
Mid-Continent
Fox Deese Springer
$5
Mid-Continent
SW Antioch Gibson Sand
$4
Wells drilled or proposed (gross)
Drilling locations (gross)¹
Continued focus on low-risk drilling
2007 Drilling and EOR budget ($MM)
Mid-
Continent
Permian
Basin
2005 2006E 2007E
Operated by Chaparral 61 67 117
Operated by others
124 149 153
Total 185 216 270
Proved 793 146 647
Inventory Budget '07 Remaining
Other
2,897 124 2,773
Total 3,690 270 3,420

17 17
1950 1954 1958 1962 1966 1970 1974 1978 1982 1986 1990 1994 1998 2002 2006 2010
100
1,000
10,000
100,000
1 Mil
10 Mil
Southwest Antioch Gibson Sand Unit
Southwest Antioch Gibson Sand Unit
Garvin County, OK
Chaparral assumes operations
Gas Mcf/mo
Oil Bbl/mo
Area affected by gas
injection
Chaparral’s second largest field
by proved reserves prior to
Calumet acquisition
7,000’ depth
Chaparral acreage
Field shutdown & plugging
Unit Statistics
OOIP (Mmbo) 121.8
Primary oil recovery (Mmbo) 21.2
Secondary oil recovery (Mmbo) 18.7
Cumulative gas recovery (Bcf) 255.1
Cumulative gas injection (Bcf) 142.5
Current gas-in-place (Bcf) 54.0
Gross reserves/well bcfe: 0.9
Gross CapEx / well $MM: $1.0
Company net acres: 9,520
Total seismic sq.mi.: 0
Avg working interest: 99%
Potential drill locations: 80
Total net CapEx $MM: $85.7
Wells planned 2007: 4
2007 net CapEx $MM: $3.8

18 18
Cleveland Sand Play
Cleveland Sand Play
2006 Drilled Locations
2007 Well Locations
Drilling or Recent Completions
Sections with CEI Deep Rights
Sections with CEI Interests
Horizontal drilling
Tight sand play
8,300’ depth
Gross reserves/well bcfe: 1.4
Gross CapEx / well $MM: $1.9
Company net acres: 5,190
Total seismic sq.mi.: 0
Avg working interest: 60%
Potential drill locations: 24
Total net CapEx $MM: $27.5
Wells planned 2007: 10
2007 net CapEx $MM: $14.0

19 19
5 Acre Infill Locations
2007 Well Locations
Surface facility location
22
27
30
32 33
35
Fox Deese Springer Unit
Fox Deese Springer Unit
Fox Deese Springer Unit
WI – 79.44% (operated property)
Size – 2,225 acres;  Depth – 3300’ – 5500’
Cum. Rec. – 14MMBO (Primary & Secondary)
Producing zones - Deese, Sims, Hoxbar & Morris
Wells - 62 Producing, 46 Injection
Very Lenticular in nature, tighter sands
Upside Potential
ID drilling from 10 acre spacing to 5 acre spacing
Noble Energy began ID drilling the Milroy Deese Unit
located 1 mile NW in 5/04. Production increased from 156
BOPD to 660 BOPD
Pilot program underway with 4 wells
First round have identified 24 PUD locations
Potential recovery – 65-95 MBO/well
Upside from CO2
EOR
Gross reserves/well bcfe: 0.6
Gross CapEx / well $MM: $0.9
Company net acres: 2,225
Total seismic sq.mi.: 0
Avg working interest: 79.4%
Potential drill locations: 100
Total net CapEx $MM: $72.1
Wells planned 2007: 7
2007 net CapEx $MM: $5.0
Carter County, OK

T&PRR
BLK 56 T1S
T & P RR
BLK 56 T2S
LOVING CO
REEVES CO

Chaparral

20 20
Tunstill
Tunstill
Field Play
Field Play
2007 Well Locations
2006 Drilled Locations
BELL CANYON SAND BELL CANYON SAND
CHERRY CANYON SAND CHERRY CANYON SAND
TUNSTILL FIELD TUNSTILL FIELD
Delaware Basin
Multi-pay environment
3,300-5,200’ depth
Gross reserves/well bcfe: 0.5
Gross CapEx / well $MM: $1.1
Company net acres: 8,920
Total seismic sq.mi.: 10
Avg working interest: 100%
Potential drill locations: 134
Total net CapEx $MM: $135.0
Wells planned 2007: 11
2007 net CapEx $MM: $11.6
Chaparral acreage

21 21
Haley Area Play
Haley Area Play
HALEY 36-4
-
HALEY 38-2
-
0.02 MM
1.7 B
0.2 MM
3.8B
0.1 B
0.04 MM
0.3 B
0.04 MM
1.4 B
0.2 MM
8.6 B
0.5 MM
6.1 B
108 BOPD
293 MBO
1 MM
7.7 B
0.1 MM
13.8 B
0.8 MM
15.8 B
.01 MM
0.5 B
0.8 MM
15.1 B
0.8 MM
7.0 B
0.3 MM
13.6 B
0 MM
0.2 B
P&A
0.44 B
2.3 MM
28.1 B
P&A
2.9 B
0.2 MM
1.6 B
P&A
.06 B
0.8 MM    Current rate Mmcfd
10.9 B      Estimated Ultimate Recovery
as of 05/06 (Bcf)
IP 29 MMCFD
0.5 B
Comp
Drlg
Drlg
Loving Co., Texas
2007 Deep Well Locations
Drilling or Recent Completion
Bone Springs, Strawn,
Atoka and Morrow Play
(17,700’ depth)
High production rates
Large reserve potential
IP 24.3 MMCFD
Drlg
0.4 MM
0.8 B
1.4 MM
19.4 B
0.2 MM
0.2 B
0 MM
0.3 B
21.7 B
22.2 MM
HALEY 1-18
0.8 MM
5.9 B
12.9 MM
16.1 B
1.4 MM
1.7 B
16.9 MM
25.1 B
20.8 B
6.7 MM
0.02 MM
0 MM
Chaparral Acreage
Chaparral Mineral Rights
Gross reserves/well bcfe: 3.2
Gross CapEx / well $MM: $4.9
Company net acres: 3,040
Total seismic sq.mi.: 29
Avg working interest: 56%
Potential drill locations: 18
Total net CapEx $MM: $49.8
Wells planned 2007: 6
2007 net CapEx $MM: $16.6
Drilling Locations
2007 Bone Springs Locations

TEXAS
LOUISIANA
MISSISSIPPI
HOUSTON SALT DOME BASIN
MIOCENE TREND
EDWARDS STRAT-TREND
GIDDINGS/NORTH EDWARDS
L&N RR
20 sq.mi. Planned
OAKLEY DEEP
48 sq.mi.
YOAKUM GORGE
200 sq.mi.
SUGAR VALLEY
25 sq.mi.
HESTER DEEP
15 sq.mi.
BURNELL 3D
10 sq.mi.
WILCOX TREND
MESQUITE BAY
ALBRECHT 3D
10 sq.mi.
MUSTANG ISL TZ 3D
PROPRIETARY SHOOT
BLK 901 OFFSHORE
25 sq.mi.
PADRE ISL 3D
125 sq.mi.
DOWNDIP EXPANDED FRIO TREND

Chaparral

22 22
Gulf Coast Play
Gulf Coast Play
Large Active Prospects
Counties with CEI Interests
(XX sq.mi.)     Square Miles of 3D Seismic
27 sq.mi. + 15 sq.mi. planned
40 sq.mi. + 60 sq.mi. planned
Gross reserves/well bcfe: 2.7
Gross CapEx / well $MM: $2.2
Company net acres: 32,174
Total seismic sq.mi.: 545
Avg working interest: 72%
Potential drill locations: 65
Total net CapEx $MM: $107.8
Wells planned 2007: 11
2007 net CapEx $MM: $16.3

Phillips' Polymer Project
Calumet Polymer Pilot
T27N-R6E
N-R5E

Chaparral

23 23
North Burbank Unit
North Burbank Unit
WI – 99.25% (operated property)
Size – 23,080 acres; Depth  - 3,000’
Cum. Rec. – 315MMBO (primary & secondary
recovery)
Producing zone - Bartlesville Reservoir – 2 Tier
Wells - 215 producing, 142 injection, 601 TA Prod.
Upside Potential
Polymer EOR
Phillips instituted polymer EOR Program
from 1979 – 1986 as pilot area
1,440 Acres
Production increased from 500 BOPD to
1,200 BOPD
Shut down in 1986 due to low oil price
Phillips estimated an incremental oil
recovery for the polymer block A, 1,440
acre polymer pilot flood to be 2.36MMBO
Calumet reinstituted  polymer flood on
320 acres;  $6MM cost, 15 well pattern
Return 400 + wells to production
History shows 8 – 15 BOPD per well
C0
2
Enhanced Oil recovery
Infill drilling to tighter Bartlesville interval

24 24
Substantial upside with
Substantial upside with CO
2
tertiary recovery
tertiary recovery
CO
2
tertiary recovery projects
Economics (4 proved reserve projects)¹
CO
2
project inventory
4 proved reserve projects
47 additional projects
identified
Represents 5% of planned
2007 capex
CO
2
pipelines
352 miles of existing line
88 miles of expansion planned
in 2007 through 2009
$58 million initial investment
$159 million cash flow
$65 million PV-10
2.7x ROI
45% IRR
1 As of 12/31/05

CARBON DIOXIDE FLOODING

This method is a miscible displacement process applicable to many reservoirs. A CO_2 slug followed by alternate water and CO_2 injections (WAG) is usually the most feasible method.

Viscosity of oil is reduced providing more efficient miscible displacement.

Production Well
Produced Fluids (Oil, Gas and Water) Separation and Storage Facilities
Injection Well
Water Injection Pump
Drive Water
CO_2
Water
CO_2
Miscible Zone
Oil Bank
Additional Oil Recovery
CO_2 moves through formation mixing with oil droplets, expanding them and moving them to producing wells.
BARTLESVILLE ENERGY TECHNOLOGY CENTER
U.S. DEPARTMENT OF ENERGY

25 25 Co2 Pipeline Co2 Pipeline Original Oil in Place Recovered 12-15% Primary Recovery 15-20% Secondary Recovery 4-11% Enhanced Recovery

N.W. Camrick Unit
Camrick Unit
Perryton Unit

Jan-00
Jan-02
Jan-04
Jan-06
Jan-08
Jan-10
Jan-12
Jan-14
Jan-16
Jan-18
Jan-20

26 26
Camrick
Camrick
area CO
area CO
2
2
tertiary recovery
tertiary recovery
Camrick Area
Beaver & Texas Counties, OK
Chaparral’s largest property by proved reserves (6% of total)
prior to the Calumet acquisition
Consists of three unitized fields
Operated with an average working interest of 54%
CO
2
injection has improved gross production in Camrick Unit
from 110 Bbls/day to 720 Bbls/day
Expansion of CO
2
injection operations is currently underway
and is expected to be implemented across all units
Actual vs. forecast oil production (BOPM) Overview
1,000,000
100,000
10,000
1,000
PHASE 1
PHASE 1+2
1+2+NP
1+2+NP+NW
1+2+NP+NW+3
ALL THREE UNITS
ACTUAL
NW Camrick Unit, Perryton Unit and Camrick Unit
Reservoir Morrow
Net acreage 15,200
OOIP (Mmbo) 125.6
Primary oil recovery (Mmbo) 16.1
Secondary oil recovery (Mmbo) 13.4
Estimated tertiary CO2
recovery (Mmbo) 11.9

CARTHAGE UNIT
POSTLE MORROW UNIT
RICE UNIT
N. BOOKER GATHERING SYSTEM
CAMRICK UNIT
BOOKER UNITS
TRANSPETCO P/L 12"
BORGER CO2 P/L 8"
AGRIUM BORGER PLANT
OKLAHOMA ETHANOL, LLC
FARMLAND FERTILIZER PLANT
ENID/PURDY CO2 P/L 8"
OKLAHOMA CITY
LINDSEY DEESE UNIT
VELMA UNITS
AMARILLO
Chaparral CO2 Pipelines
Proposed Chaparral Pipelines
Third Party Pipelines
CUM RECOVERED 1-3 MMBO
CUM RECOVERED 3-5 MMBO
CUM RECOVERED 5-10 MMBO
CUM RECOVERED 10+ MMBO

Chaparral

27 27 CO CO 2 2 development potential development potential

28 28 Agenda Agenda Executive summary Strategy and project overview Financial overview

29 29
$33
$52
$82
$112
$188
2003A 2004A 2005A LTM 9/30/06 9/30/06 PF¹
41.9
52.0
69.5
115
88
2003A 2004A 2005A 2006E 2006E PF¹
$74
$114
$201
$252
$352
2003A 2004A 2005A LTM 9/30/06 9/30/06 PF¹
Strong operating performance
Strong operating performance
Total oil and gas sales ($MM) Adjusted EBITDA ($MM)
Capex for oil & gas properties ($MM)
$180
$203
$153
$500
$212
$96
$57
$333
$703
2003A 2004A 2005A 2006E 2007 Budget
Significant acquisitions
Nine mos.
Annualized
Nine mos.
Annualized
1
Pro forma for Calumet acquisition
Avg. daily production (Mmcfe)

30 30
Capitalization and liquidity
Capitalization and liquidity
Capitalization ($MM)
1 Borrowings under the revolving credit facility at December 31, 2006 were approximately $637 million, excludes letters of credit totaling
$1 million at September 30, 2006
2 Expected borrowing base of $500 million as adjusted for notes offering
Liquidity ($MM)
At September 30, 2006 Historical Pro forma for Calumet
Pro forma for Calumet
and new HY offering
Cash and cash equivalents $102.7 $ 7.8 $7.8
Revolving credit facility $201.0 $607.6 $292.8
1
Other 14.4 14.4 14.4
8.500% Senior notes due 2015 325.0 325.0 325.0
8. 875% Senior notes due 2017 - - 32 5.0
Total debt $540.4 $947.0 $957.2
Total equity 172.9 172.9 172.9
Total capitalization $713.3 $1,119.9 $1,130.1
Pro forma for Calumet
At September 30, 2006 and new HY offering
Revolving credit facility availability
2
$207.2
Cash 7.8
Total liquidity $215.0

31 31
($MM, except for asset coverage ratios)
Pro forma credit statistics
Pro forma credit statistics
Annualized 9 months ended September 30, 2006
Chaparral Calumet
PF for acquisition &
notes offering
Reserves¹
Proved reserves (Mmboe) 103.0  63.7  166.7
Proved developed reserves (Mmboe) 71.1  34.4  105.5
% Proved developed reserves 69%  54%  63%
% Oil 33%  96%  57%
Production and financials
Production (MMboe) 5.1  1.7  6.8
Reserves / production 20.2  37.5  24.5
PD reserves / production 13.9  20.2  15.5
Revenue pre hedge $242.5  $109.5  $352.0
EBITDA 118.7  69.4 188.1
Interest expense 38.7  --  76.1
Total debt $540.4 $957.2
Asset coverage
Total debt / Boe $5.25 $5.74
Total debt / PD Boe $7.60 $9.07
Credit statistics
Total debt / EBITDA 4.6x 5.1x
EBITDA / Interest 3.1x 2.5x
1 Reserves as of December 31, 2005

32 32
Competitive cash margins and operating costs
Competitive cash margins and operating costs
Operating costs ($/Mcfe)
   Year ended Dec. 31,
9 months ended
Sept. 30, 2006
2004 2005 Actual
Pro forma¹
Production expense $1.86 $2.24 $2.63 $2.94
General and administrative expense 0.32 0.39 0.42 0.37
Interest expense 0.32 0.61 1.25 1.85
    Cash unit operating costs $2.50 $3.24 $4.30 $5.16
Wellhead price received 5.99 7.94 7.85 8.54
    Operating margin $3.49 $4.70 $3.55 $3.38
FD&A, 3-year $0.65 $1.13
FD&A, fully developed, 3-year $1.21 $1.82
1
Pro forma for Calumet acquisition and the notes offering

33 33
0%
10%
20%
30%
40%
50%
60%
70%
80%
2007 2008 2009 2010 2011
Gas Oil
Active hedging program for downside insurance
Active hedging program for downside insurance
80% of PDP oil production
80% of PDP oil production
hedged through 2011 at
hedged through 2011 at
average price of $64.46
average price of $64.46
48% of PDP gas production
48% of PDP gas production
hedged through 2008 at
hedged through 2008 at
average price of $7.65
average price of $7.65
44% of PDP gas production
44% of PDP gas production
basis-hedged through June
basis-hedged through June
2009 at average price of
2009 at average price of
$0.90
$0.90
Hedged percent of PDP production as of January 5, 2007
Note: Dollars represent average strike price of hedges (includes all derivative instruments)
$59.80
$67.52
$7.43
$8.92
$66.74
$65.28 $63.86

34 34
Key investment considerations
Key investment considerations
Long-lived reserves with stable and predictable production profiles
Long-lived reserves with stable and predictable production profiles
Reserves are 57% oil and 84% operated with 90% located in the Mid-
Reserves are 57% oil and 84% operated with 90% located in the Mid-
Continent and Permian Basin
Continent and Permian Basin
Strong track record of replacing reserves at low cost through
Strong track record of replacing reserves at low cost through acquisitions of mature properties and creating significant value acquisitions of mature properties and creating significant value through
through
enhancement
enhancement
Low risk drilling inventory with 793 proved locations and 2,897 other
Low risk drilling inventory with 793 proved locations and 2,897 other drilling locations (November 2006) excluding Calumet
drilling locations (November 2006) excluding Calumet
Substantial upside potential with polymer and CO
Substantial upside potential with polymer and CO
2 2
enhanced oil
enhanced oil
recovery projects
recovery projects
Current hedge position reduces risk associated with price volatility
Current hedge position reduces risk associated with price volatility
Generated profits in 17 of 18 years of existence
Generated profits in 17 of 18 years of existence
Experienced management and operational team averaging over 25
Experienced management and operational team averaging over 25 years of experience each
years of experience each